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                             Excelsior Funds, Inc.
                       Excelsior Tax-Exempt Funds, Inc.
                         Excelsior Institutional Trust
                               (the "Companies")

                        Supplement dated March 8, 2000
                   To the Prospectuses dated August 1, 1999



        On January 13, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation ("U.S. Trust") announced that they had signed an agreement to merge (the "Merger"). The Merger is subject to Federal Reserve Board and other regulatory approvals, and the approval of U.S. Trust shareholders. Under the terms of the agreement, U.S. Trust will retain its name and continue to provide investment management, fiduciary, financial planning and private banking services. As a result, United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company ("U.S. Trust Co." and together with U.S. Trust NY, the "Adviser") both subsidiaries of U.S. Trust, will continue to serve as the investment advisers to the Companies. The Merger, however, will represent a change of ownership of the Adviser's parent corporation and, as such, may have the effect under the Investment Company Act of 1940 of terminating the existing advisory agreements between the Companies and the Adviser and the sub-advisory agreement between the Adviser and U.S. Trust Company, N.A., with respect to the California Tax-Exempt Income Fund.

        As a consequence of the Merger and in order to facilitate the investment management by the Companies of their respective portfolios, each of the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Institutional Trust has proposed for the approval of its respective shareholders a new advisory agreement with the Adviser. The Board of Directors of Excelsior Tax-Exempt Funds, Inc. has also proposed for the approval of the shareholders of the California Tax-Exempt Income Fund a new sub-advisory agreement with the Adviser and U.S. Trust Company N.A. No change in fees will be proposed under the new advisory and sub-advisory agreements. The proposed new advisory agreements will be submitted to a vote of shareholders of the Companies on or about May 3, 2000. A proxy statement will be mailed to the Companies' shareholders in advance of the meeting providing further detail with respect to the proposed new advisory agreements, as well as several other proposals.